                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors
Winthrop Financial Associates, a Limited Partnership:

We have audited the accompanying combined statement of revenues and certain expenses of the Thirty-five Acquisition Properties, as defined in Note 1, for the year ended December 31, 1996. This financial statement is the responsibility of Winthrop Financial Associates, a Limited Partnership. Our responsibility is to express an opinion on the combined statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain expenses was prepared in compliance with the rules and regulations of the Securities and Exchange Commission and, as described in Note 1, is not intended to be a complete presentation of the Thirty-five Acquisition Properties' combined revenues and expenses.

In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses of the Thirty-five Acquisition Properties, as described in Note 1, for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


/s/ DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 20, 1997

                       THIRTY-FIVE ACQUISITION PROPERTIES

                         COMBINED STATEMENT OF REVENUES
                          AND CERTAIN EXPENSES (NOTE 1)

                                           For the Six Months
                                           Ended June 30, 1997  For the Year Ended
                                               (unaudited)      December 31, 1996
                                           -------------------  ------------------
REVENUES:
      Rental income                           $  23,418,373       $  46,222,723
      Other income                                1,292,967           2,548,596
                                              -------------       -------------
               Total Revenues                    24,711,340          48,771,319
                                              -------------       -------------

CERTAIN EXPENSES:
       Leasing                                      420,368             896,251
       Payroll and benefits                       2,770,142           5,511,042
       General and administrative                   349,448             811,782
       Management fees                            1,193,422           2,312,595
       Utilities                                  2,433,382           5,197,562
       Repairs and maintenance                    1,662,901           3,573,401
       Janitorial                                    78,134             169,629
       Painting and decorating                      521,505           1,189,789
       Insurance                                    527,711             906,375
       Payroll Taxes                              1,931,967           3,639,997
       Interest                                     450,989             842,002
                                              -------------       -------------
               Total Certain Expenses            12,339,969          25,050,425
                                              -------------       -------------

REVENUES IN EXCESS OF CERTAIN EXPENSES        $  12,371,371       $  23,720,894
                                              -------------       -------------
                                              -------------       -------------

     See notes to Combined Statement of Revenues and Certain Expenses.

                       THIRTY-FIVE ACQUISITION PROPERTIES
                    NOTES TO COMBINED STATEMENT OF REVENUES
                              AND CERTAIN EXPENSES

Note 1 - ORGANIZATION AND BASIS OF PRESENTATION

ORGANIZATION

The accompanying combined statement of revenues and certain expenses (the Statement) includes the combined operations of thirty-five multi-family properties (Thirty-five Acquisition Properties) owned or controlled by Winthrop Financial Associates, a Limited Partnership

Apartment Investment and Management Company (AIMCO), an unaffiliated party to the Thirty-five Properties, has entered into a Purchase and Sale Agreement related to the acquisition of the Thirty-five Acquisition Properties through AIMCO Properties, L.P. (the Operating Partnership). A wholly owned subsidiary of AIMCO is the sole general partner and a wholly owned subsidiary of AIMCO is a limited partner which owns a majority interest in the Operating Partnership. The Thirty-five Acquisition Properties are as follows:

     Property Name                        Location                   Number of Units
     -------------                        --------                   ---------------
     ARIZONA BASED:
     Timbertree Apartments                Phoenix, Arizona                 387
     Blossomtree Apartments               Scottsdale, Arizona              125
     Ferntree (Colonnade) Apartments      Phoenix, Arizona                 196
     Foothills Apartments                 Tucson, Arizona                  270
     Fox Bay Apartments                   Tucson, Arizona                  232
     Foxtree Apartments                   Tempe, Arizona                   487
     Grovetree (The Arbors) Apartments    Tempe, Arizona                   200
     Hazeltree Apartments                 Phoenix, Arizona                 310
     Orchidtree Apartments                Scottsdale, Arizona              278
     Quailtree Apartments                 Phoenix, Arizona                 184
     Rivercrest Apartments                Tucson, Arizona                  210
     Shadetree Apartments                 Tempe, Arizona                   123
     Silktree Apartments                  Phoenix, Arizona                  86
     Twinbridge Apartments                Tucson, Arizona                  104
     Wickertree Apartments                Phoenix, Arizona                 226
                                          Total Arizona                   3418
     FLORIDA BASED
     Freedom Place Apartments             Jacksonville, Florida            352
     Village Park Apartments              North Miami, Florida             871
                                          Total Florida                   1223
     GEORGIA BASED
     Windsor Landing Apartments           Morrow, Georgia                  200
     Beacon Hill Apartments               Chamblee, Georgia                120
     Islandtree Apartments                Whitemarsh Island, Georgia       216
                                          Total Georgia                    536
     ILLINOIS BASED
     Yorktree Apartments                  Carol Stream, Illinois           293


     MICHIGAN BASED
     Hiddentree Apartments                East Lansing, Michigan           261
     Pine Creek Apartments                Cleo, Michigan                   233
                                          Total Michigan                   494
     NORTH CAROLINA BASED
     Shadow Lake Apartments               Greensboro, North Carolina       136

     TEXAS BASED
     Brant Rock Village Apartments        Houston, Texas                    84
     Surrey Oaks Apartments               Bedford, Texas                   152
     Sand Castles Apartments              League City, Texas               138
     Tall Timbers Apartments              Houston, Texas                   256
     Woodhollow Apartments                Austin, Texas                    108
     Olmos Club Apartments                San Antonio, Texas               134
     Polo Park Apartments                 Midland, Texas                   184
     Wildflower Apartments                Midland, Texas                   264
     Wydewood Apartments                  Midland, Texas                   218
     The Hills Apartments                 Austin, Texas                    336
     Sand Pebble Apartments               El Paso, Texas                   208
                                             Total Texas                  2082

The properties will be acquired for cash and the assumption of debt.

BASIS OF PRESENTATION

The accompanying Statement was prepared to comply with the rules and regulations of the Securities and Exchange Commission (the SEC).

The accounts of each of the Thirty-five Acquisition Properties are combined in the Statement. There are no interproperty accounts to be eliminated. The accompanying Statement is not representative of the actual operations for the period presented as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses expected to be incurred by the Operating Partnership in the proposed future operations of the Thirty-five Acquisition Properties. Revenues excluded consists of interest income. Expenses excluded consist of depreciation, amortization, interest on non-assumed debt and other costs not directly related to the expected future operations of the Thirty-five Acquisition Properties.

INTERIM UNAUDITED COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

The combined statement of revenues and certain expenses for the six months ended June 30, 1997 is unaudited: however, in the opinion of management, all adjustments necessary for the fair presentation of the combined statement of revenues and certain expenses for such interim period have been included. The results for the six months ended June 30, 1997 are not necessarily indicative of the results to be obtained for the year ending December 31, 1997.

INCOME RECOGNITION

The multifamily properties have operating leases with terms generally of one year or less. Rental income is recognized when earned.

ESTIMATES

The preparation of a financial statement in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. The ultimate results could differ from those estimates.

Note 2 - PLANNED TRANSACTION

AIMCO has entered into a Purchase and Sale Agreement to acquire the Thirty-five Acquisition Properties through the purchase of a fee simple interest in the properties. The purchase price for the Thirty-five Acquisition Properties shall be $253,500,000. The purchase price is to be paid by the assumption of outstanding debt, as described below, and the payment of cash. The balance to be paid in cash is to be adjusted for the following: the buyer's share of closing costs; deposits made by the buyer; security deposits which were paid by tenants to or for the account of the Thirty-five Acquisition Properties; accrued interest on such deposits if and to the extent that such interest is payable to the tenants; expenses and other sums owed to the Thirty-five Acquisition Properties for work or disputes which occur prior to the closing date; and prorated amounts, if any, for operating activities which may accrue or inure to the Thirty-five Acquisition Properties as of the closing date.

The following table and description of terms present unaudited information as of October 18, 1997, regarding the debt that will be assumed by AIMCO in connection with the acquisition of the Thirty-five Acquisition Properties. The instrument described below is secured by a first lien on the rental property.

Name and Location of Property         Stated Interest Rate    Monthly Payment    Maturity Date       Balance
-----------------------------         --------------------    ---------------    -------------       -------
The Hills Apartments, Austin, Texas          10.04%               $77,206         May 1, 2002      $8,262,882

The mortgage to be assumed in conjunction with the Hills Apartments property acquisition represents a mortgage payable which is subject to a prepayment penalty. This deed of trust note is held by Midland Loan Services, L.P.. Under the terms of this note, no prepayments may occur prior to January l, 2002, without the payment of prepayment penalties.

Principal payments on the debt to be assumed in connection with the proposed acquisition of the Hills Apartments are due as follows:

     1997(three months)................................ $    24,423
     1998..............................................     104,032
     1999..............................................     114,969
     2000..............................................     127,059
     2001..............................................     140,420
     Thereafter........................................   7,751,979
                                                        -----------
          Total........................................ $ 8,262,882
                                                        -----------
                                                        -----------

Note 3 - RELATED PARTY TRANSACTIONS

Pursuant to management agreements, all of the Properties are managed by an affiliate of Winthrop Financial Associates, a Limited Partnership. The Properties pay management fees at rates that range from 4% to 5% of operating cash receipts.

                          ****************************

APPENDIX A

The following are thirty-five multi-family properties AIMCO has entered into a Purchase and Sale agreement to acquire, hereafter referred to as the Thirty-five Acquisition Properties.


     Property Name
     -------------
     Brant Rock Village Apartments
     Freedom Place Apartments
     Surrey Oaks Apartments
     Sand Castles Apartments
     Shadow Lake Apartments
     Tall Timbers Apartments
     Woodhollow Apartments
     Windsor Landing Apartments
     Olmos Club Apartments
     Timbertree Apartments
     Beacon Hill Apartments
     Blossomtree Apartments
     Ferntree (Colonnade) Apartments
     Foothills Apartments
     Fox Bay Apartments
     Foxtree Apartments
     Grovetree (The Arbors) Apartments
     Hazeltree Apartments
     Hiddentree Apartments
     Islandtree Apartments
     Orchidtree Apartments
     Pine Creek Apartments
     Polo Park Apartments
     Quailtree Apartments
     Rivercrest Apartments
     Sand Pebble Apartments
     Shadetree Apartments
     Silktree Apartments
     Twinbridge Apartments
     Village Park Apartments
     Wickertree Apartments
     Wildflower Apartments
     Wydewood Apartments
     Yorktree Apartments
     The Hills Apartments